SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2002

                                United Pan-Europe
                               Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On May 23, 2002, United Pan-Europe Communications N.V. (the "Company") issued a press release confirming that its ordinary shares, which currently trade on the Nasdaq National Market in the form of American Depositary Receipts ("ADRs") will, as expected, trade on the Over The Counter Bulletin Board ("OTC BB") from the opening of business on May 24, 2002. The Company's ticker symbol on the OTC BB will remain "UPCOY." The full text of the press release is attached as Exhibit 99.1 hereto.

Item 7.  Exhibits

         Exhibit Number       Description

         99.1                 Press Release dated May 23, 2002.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                       By: /s/ ANTON A.M. TUIJTEN
                                          --------------------------------------
                                       Name:  Anton A.M. Tuijten
                                       Title:  Member of the Board of Management
                                               and General Counsel

Dated: May 23, 2002